Exhibit 10.1

TERMINATION AMENDMENT TO THE

LITTELFUSE, INC. RETIREMENT PLAN

THIS TERMINATION AMENDMENT to the Littelfuse, Inc. Retirement Plan, as amended and restated January 1, 2013, (the “Plan”) is made and entered into by Littelfuse, Inc. (the “Company”), effective as set forth below.

W I T N E S S E T H:

WHEREAS, the Company sponsors the frozen Plan under an amended and restated plan document, effective as of January 1, 2013;

WHEREAS, the Board of Directors (the “Board”) has determined it is in the best interests of the Company to terminate the Plan and has authorized the Company’s Senior Vice President, Chief Legal and Human Resources Officer (“Authorized Officer”) to specify such termination date (the “Termination Date”) and to take all actions he determines are necessary or advisable to terminate and wind-down the plan and obtain IRS and PBGC approval thereof, including adopting any amendments; and

WHEREAS, such Authorized Officer has specified July 31, 2014 as the Termination Date and wishes to amend the Plan to ensure compliance with guidance and applicable legal requirements issued to-date and to make certain design changes to the Plan to facilitate the termination process.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan as follows:

Plan Termination

1.             Effective July 31, 2014:

(a)     the Plan is terminated; and

(b)     the accrued benefits of all active Participants in the Plan are 100% vested.

Ancillary Benefit Changes

2.             Effective July 31, 2014:

(a)     Section 2.4(A)(3) of the Plan is amended in its entirety to read as follows:

“In the event that the terminated Participant dies prior to the date as of which his retirement income payments are to commence as described above without his having received, prior to his death, the actuarially equivalent value of the benefit provided on his behalf under Section 2.4(A)(1) above, his Beneficiary will receive the monthly retirement income, beginning on the first day of the month coincident with or next following the date of the terminated Participant’s death, which can be provided on an actuarially equivalent basis by the single-sum value of the benefit determined in accordance with Section 2.4(A)(1) above to which the terminated Participant was entitled as of the date of termination of his service, accumulated with interest from such date to the date of his death. The monthly retirement income payments under this Paragraph shall, subject to the provisions of Paragraph (4) hereof, be payable for the life of the Beneficiary designated or selected under Section 5.2 to receive such benefit. In the case of a Participant who terminated employment prior to January 1, 2008, the death benefit described herein shall be paid only if the Participant did not waive the death benefit in accordance with the provisions of Section 2.4(A) as in effect prior to the amendment and restatement of the Plan that became effective January 1, 2008, and the adjustment to the amount of the benefit of a Participant who did not waive the death benefit described therein shall continue to apply.”

(b)     Section 2.4(A)(4) of the Plan is amended in its entirety to read as follows:

“The provisions of Section 4 hereof are applicable to the benefits provided under this Section 2.4(A).”

(c)     Section 2.4(B)(2) of the Plan is amended in its entirety to read as follows:

“Subject to the provisions of Section 2.4(B)(4) below, the monthly retirement income payments under this Section 2.4(B) shall be payable in equal amounts for the life of the Beneficiary designated or selected under Section 5.2 to receive such benefit.”

(d)     Section 2.4(B)(3) shall be amended to add the following sentence to the end thereof:

“Notwithstanding the foregoing, the provisions of this Section 2.4(A)(3) shall not be applicable with respect to benefits payable on behalf of any Participant whose death occurs on or after July 31, 2014.”

(e)     6.2(C) of the Fifth Supplement, Merger of Cole Hersee Company Office Pension Plan, is amended in its entirety to read as follows:

“(C)     a joint and survivor annuity with a monthly benefit payable to and during the lifetime of the Cole Hersee Office Plan Member with the provision that after his death, a monthly benefit at the rate of 50%, 75% or 100% of his monthly benefit shall then be paid to and during the lifetime of his designated Beneficiary; or”

Increased Cash-Out Threshold

3.             Effective July 31, 2014:

(a)     Section 3.2(A) of the Plan is hereby amended in its entirety to read as follows:

“Involuntary Cash-Out. If the single-sum value of the benefit payable to or on behalf of the Participant does not exceed $5,000, the actuarial equivalent of such benefit shall be paid in a lump sum. If the single-sum value of the Participant’s benefit is greater than $1,000 but equal to or less than $5,000 and if the Participant does not elect to either have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover transaction in accordance with Section 4.1(I), Direct Rollover Options for Eligible Rollover Distributions or to directly receive the distribution, then an immediate lump sum payment shall automatically be made as a direct rollover to an individual retirement account on behalf of the Participant (or his Beneficiary, in the case of the Participant’s death) without the Participant’s consent (or the Beneficiary’s consent, as applicable).”

(b)     6.1(C) of the Fifth Supplement, Merger of Cole Hersee Company Office Pension Plan, is amended in its entirety to read as follows:

“(C)     Small Accrued Benefit. Notwithstanding subsections (A) and (B) above, if the benefit payable to a Cole Hersee Office Plan Member (including other amounts due, if any, under the Sixth Supplement) does not exceed $5,000, the Cole Hersee Office Plan Member’s vested Accrued Benefit, including other amounts due under the Sixth Supplement, shall be paid to him in a lump sum distribution as soon as practicable following the date he retires, dies or otherwise terminates.

If the Actuarial Equivalent lump sum value of a Cole Hersee Office Plan Member’s vested Accrued Benefit is greater than $1,000 but equal to or less than $5,000 and if the Participant does not elect, in accordance with this Section 6, to either have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover transaction or to directly receive the distribution, then an immediate lump sum payment of such Accrued Benefit shall automatically be made as a direct rollover to an individual retirement account on behalf of the Participant (or his Beneficiary, in the case of the Participant’s death) without the Participant’s consent (or the Beneficiary’s consent, as applicable).

If (i) the Actuarial Equivalent lump-sum value is greater than $5,000, but not in excess of seven thousand five hundred dollars ($7,500) then the Cole Hersee Office Plan Member may elect, with the consent of his spouse in accordance with the requirements described in Section 6.1A, to have such benefit made, in the form of a single-lump sum payment or, to the extent required under Section 417 of the Code, the actuarial equivalent (determined using the interest and mortality assumptions that are being used as of the date of termination of the Participant’s service to determine actuarially equivalent non-decreasing annuities) of such benefit payable in the form of a Qualified Joint and 50% Survivor Annuity if he is married or in the form of a monthly retirement benefit payable for life if he is not married, to be paid or to commence, as applicable, as soon as administratively possible following the date the Cole Hersee Office Plan Member retires, dies or otherwise terminates.”

(c)     The second sentence of the first paragraph of Section 6.6 of the Fifth Supplement, Merger of Cole Hersee Company Office Pension Plan, is amended in its entirety to read as follows:

“However, if the Actuarial Equivalent lump-sum value of the Cole Hersee Office Plan Member’s vested Accrued Benefit exceeds $5,000, distribution of his benefit shall not commence prior to such Cole Hersee Office Plan Member’s Normal Retirement Date unless he otherwise elects in writing.”

(d)     The second paragraph of 7.1(A) of the Fifth Supplement, Merger of Cole Hersee Company Office Pension Plan, is amended in its entirety to read as follows:

“Payment of the Actuarial Equivalent of the death benefit shall normally be made over the life of the Beneficiary, beginning as soon as reasonably practicable following the Cole Hersee Office Plan Member’s death; provided, however, that if the Actuarial Equivalent lump-sum value of the Cole Hersee Office Plan Member’s Accrued Benefit does not exceed seven thousand five hundred dollars ($7,500), the Beneficiary may elect to have such death benefits paid in the form of a lump-sum payment; provided, further, that if the Actuarial Equivalent lump-sum value of the Cole Hersee Office Plan Member’s Accrued Benefit does not exceed five thousand dollars ($5,000), such death benefit shall automatically be distributed in the form of a lump-sum payment.”

(e)     6.1(C) of the Sixth Supplement, Merger of Cole Hersee Company Union Pension Plan, is amended in its entirety to read as follows:

“(C)     Small Accrued Benefit. Notwithstanding subsections (A) and (B) above, if the benefit payable to a Cole Hersee Union Plan Member (including other amounts due, if any, under the Fifth Supplement) does not exceed $5,000, the Cole Hersee Union Plan Member’s vested Account Benefit, including other amounts due under the Sixth Supplement, shall be paid to him in a lump sum distribution as soon as practicable following the date he retires, dies or otherwise terminates.

If the Actuarial Equivalent lump sum value of a Cole Hersee Union Plan Member’s vested Accrued Benefit is greater than $1,000 but equal to or less than $5,000, and if the Participant does not elect, in accordance with this Section 6, to either have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover transaction or to directly receive the distribution, then an immediate lump sum payment of such Accrued Benefit shall automatically be made as a direct rollover to an individual retirement account on behalf of the Participant (or his Beneficiary, in the case of the Participant’s death) without the Participant’s consent (or the Beneficiary’s consent, as applicable).”

(f)     The second sentence of the first paragraph of 6.6 of the Sixth Supplement, Merger of Cole Hersee Company Union Pension Plan, is amended in its entirety to read as follows:

“However, if the Actuarial Equivalent lump-sum value of the Cole Hersee Union Plan Member’s vested Accrued Benefit exceeds $5,000, distribution of his benefit shall not commence prior to such Cole Hersee Union Plan Member’s Normal Retirement Date unless he otherwise elects in writing.”

(g)     The last paragraph of 7.1 of the Sixth Supplement, Merger of Cole Hersee Company Union Pension Plan, of the Plan is amended in its entirety to read as follows:

“Notwithstanding anything contained herein to the contrary, if the Actuarial Equivalent lump-sum value of the Qualified Preretirement Survivor Annuity does not exceed $5,000, then in lieu of receiving a monthly benefit, the surviving spouse shall receive a lump sum payment as soon as administratively possible following the Cole Hersee Union Plan Member’s death.”

Addition of Lump Sum Window

4.             Effective July 31, 2014:

(a)     The Plan is hereby amended by adding the following Section 3.7 to the Plan to read as follows:

“Section 3.7. OPTIONAL LUMP SUM PAYMENT DURING PLAN TERMINATION WINDOW PERIOD. A Participant or Beneficiary who has not begun receiving payment of his Plan benefit by the date on which the Internal Revenue Service issues a favorable determination letter with respect to the termination of the Plan (“FDL”), shall be permitted during the six (6) week period immediately following the date designated by the Senior Vice President, Chief Legal and Human Resources Officer of the Company, which date shall in no event be prior to the Company’s receipt of the FDL, (“Lump Sum Payment Window”) to elect to receive the actuarial equivalent of the Vested Percentage of the retirement income payable to him pursuant to the Plan in the form of a single lump sum payment with an Annuity Starting Date commencing 31 days after the last day of the Lump Sum Payment Window (“Lump Sum Annuity Starting Date”). Actuarial equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent lump sum distributions as of the Lump Sum Annuity Starting Date, which is the date as of which the Participant's benefit is payable if he elects the lump sum option. The lump sum option shall be available to a Participant regardless of whether he has reached a date on or after which he could receive or begin to receive payment of the Vested Percentage of his Plan benefit (such as his Normal or Early Retirement Date).

To the extent required under Section 417 of the Code, a Participant who is not otherwise eligible to begin receiving a benefit under the Plan as of the Lump Sum Annuity Starting Date, but is eligible to elect the lump sum option described above, may instead elect to receive the actuarial equivalent of such benefit payable, if he is married, in the form of a Qualified Joint and 50% Survivor Annuity or a joint and 75% survivor annuity with the Participant's spouse as his joint pensioner, or if he is not married, in the form of an annuity for life. Actuarial equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent non-decreasing annuities as of the Lump Sum Annuity Starting Date.

An election by a Participant under this Section 3.7 must be made in writing with the consent of his spouse if he is married and must be received by the Company no later than the last day of the Lump Sum Payment Window. The options described in this Section 3.7 shall be subject to the provisions of Section 4.1 and shall be in addition to any other distribution option(s) to which the Participant may be entitled under Section 3.1 or 3.2, as applicable.”

(b)     The Fifth Supplement, Merger of Cole Hersee Company Office Pension Plan is hereby amended by adding the following Section 6.13 to read as follows:

“Section 6.13 Optional Lump Sum Payment During Plan Termination Window Period. A Cole Hersee Office Plan Member or Beneficiary who has not begun receiving payment of his vested Accrued Benefit by the date on which the Internal Revenue Service issues a favorable determination letter with respect to the termination of the Plan (“FDL”), shall be permitted during the six (6) week period immediately following the date designated by the Senior Vice President, Chief Legal and Human Resources Officer of the Company, which date shall in no event be prior to the Company’s receipt of the FDL, (“Lump Sum Payment Window”) to elect to receive the Actuarial Equivalent of his vested Accrued Benefit in the form of a single lump sum payment with an annuity starting date commencing 31 days after the last day of the Lump Sum Payment Window (“Lump Sum Annuity Starting Date”). Actuarial equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent lump sum distributions as of the Lump Sum Annuity Starting Date, which is the date as of which the Cole Hersee Office Plan Member’s benefit is payable if he elects the lump sum option. The lump sum option shall be available to a Cole Hersee Office Plan Member regardless of whether he has reached a date on or after which he could receive or begin to receive payment of his vested Accrued Benefit (such as his Normal or Early Retirement Date).

To the extent required under Section 417 of the Code, a Cole Hersee Office Plan Member who is not otherwise eligible to begin receiving a benefit under the Plan as of the Lump Sum Annuity Starting Date, but is eligible to elect the lump sum option described above, may instead elect to receive the actuarial equivalent of such benefit payable, if he is married, in the form of a Qualified Joint and 50% Survivor Annuity or a joint and 75% survivor annuity with his spouse as his joint pensioner, or if he is not married, in the form of an annuity for life. Actuarial equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent non-decreasing annuities as of the Lump Sum Annuity Starting Date.

An election by a Cole Hersee Office Plan Member under this Section 6.13 must be made in writing with the consent of his spouse if he is married and must be received by the Company no later than the last day of the Lump Sum Payment Window. The options described in this Section 6.13 shall be subject to the provisions of Section 6.1(A) and shall be in addition to any other distribution option(s) to which the Cole Hersee Office Plan Member may be entitled under Section 6.1(C) or 6.2, as applicable.”

(c)     The Sixth Supplement, Merger of Cole Hersee Company Union Pension Plan is hereby amended by adding the following Section 6.11 to read as follows:

“Section 6.11 Optional Lump Sum Payment During Plan Termination Window Period. A Cole Hersee Union Plan Member or Beneficiary who has not begun receiving payment of his vested Accrued Benefit by the date on which the Internal Revenue Service issues a favorable determination letter with respect to the termination of the Plan (“FDL”), shall be permitted during the six (6) week period immediately following the date designated by the Senior Vice President, Chief Legal and Human Resources Officer of the Company, which date shall in no event be prior to the Company’s receipt of the FDL, (“Lump Sum Payment Window”) to elect to receive the Actuarial Equivalent of his vested Accrued Benefit in the form of a single lump sum payment with an annuity starting date commencing 31 days after the last day of the Lump Sum Payment Window (“Lump Sum Annuity Starting Date”). Actuarial equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent lump sum distributions as of the Lump Sum Annuity Starting Date, which is the date as of which the Cole Hersee Union Plan Member’s benefit is payable if he elects the lump sum option. The lump sum option shall be available to a Cole Hersee Union Plan Member regardless of whether he has reached a date on or after which he could receive or begin to receive payment of his vested Accrued Benefit (such as his Normal or Early Retirement Date).

To the extent required under Section 417 of the Code, a Cole Hersee Union Plan Member who is not otherwise eligible to begin receiving a benefit under the Plan as of the Lump Sum Annuity Starting Date, but is eligible to elect the lump sum option described above, may instead elect to receive the actuarial equivalent of such benefit payable, if he is married, in the form of a Qualified Joint and 50% Survivor Annuity or a joint and 75% survivor annuity with his spouse as his joint pensioner, or if he is not married, in the form of an annuity for life. Actuarial equivalence shall be determined for this purpose using the interest and mortality assumptions for determining actuarially equivalent non-decreasing annuities as of the Lump Sum Annuity Starting Date.

An election by a Cole Hersee Union Plan Member under this Section 6.11 must be made in writing with the consent of his spouse if he is married and must be received by the Company no later than the last day of the Lump Sum Payment Window. The options described in this Section 6.11 shall be subject to the provisions of Section 6.1(A) and shall be in addition to any other distribution option(s) to which the Cole Hersee Union Plan Member may be entitled under Section 6.1.”

DOMA Amendment

5.            Effective June 26, 2013, the Plan shall be operated for all federal tax and qualification purposes in a manner consistent the outcome of the United States Supreme Court’s decision in United States v. Windsor, 570 U.S. ___, 133 S. Ct. 2675 (2013) striking down Section 3 of the Federal Defense of Marriage Act as unconstitutional and in compliance with the subsequent holdings by the Internal Revenue Service interpreting such ruling in Rev. Rul. 2013-17, 2013-38 I.R.B. 201 (Sept. 16, 2013) and Internal Revenue Service Notice 2014-19, 2014-10 I.R.B. (March 3, 2014). In accordance with such guidance, effective as of June 26, 2013, a Participant’s spouse under the Plan shall include a same-sex spouse legally married in any state or foreign jurisdiction that recognizes the marriage, even if the couple resides in a state that does not permit or recognize same-sex marriage.

Substitution of IRS Model Language

6.            Effective July 31, 2014, the Plan is hereby amended by deleting the existing “Fourth Supplement, Special Funding-Based Benefit” in its entirety and by substituting in its place the “Fourth Supplement, Special Funding-Based Benefit Restrictions” attached to this First Amendment (and fully incorporated by this reference).

7.             Except as specifically set forth above, the terms of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Authorized Officer has executed this Termination Amendment on the 3rd day of June, 2014 to be effective as of the dates set forth herein.

LITTELFUSE, INC.

By:	/s/ Ryan K. Stafford
Ryan K. Stafford,
Senior Vice President, Chief Legal and
Human Resources Officer

Fourth Supplement

Special Funding-Based Benefit Restrictions

Unless otherwise provided in this Fourth Supplement, capitalized terms have the meaning ascribed to such terms in the Plan and all section references are references to sections designated in this Fourth Supplement.

Section 1.     Limitations Applicable If the Plan’s Adjusted Funding Target Attainment Percentage Is Less Than 80 Percent, But Not Less Than 60 Percent. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 80 percent (or would be less than 80 percent to the extent described in Section 1(b) below) but is not less than 60 percent, then the limitations set forth in this Section 1 apply.

(a)     50 Percent Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an Annuity Starting Date on or after the applicable Section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the portion of the benefit that is being paid in a prohibited payment does not exceed the lesser of:

(1)     50 percent of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or

(2)     100 percent of the PBGC maximum benefit guarantee amount (as defined in Section 1.436-1(d)(3)(iii)(C) of the Treasury Regulations).

The limitation set forth in this Section 1(a) does not apply to any payment of a benefit which under Section 411(a)(11) of the Code may be immediately distributed without the consent of the Participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the Annuity Starting Date because of the application of the requirements of this Section 1(a), the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Section 1.436-1(d)(3)(iii)(D) of the Treasury Regulations). The Participant or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that Annuity Starting Date that would satisfy the 50 percent/PBGC maximum benefit guarantee amount limitation described in this Section 1(a), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan. During a period when Section 1(a) applies to the Plan, Participants and beneficiaries are permitted to elect payment in any optional form of benefit otherwise available under the Plan that provides for the current payment of the unrestricted portion of the benefit (as described in Section 1.436-1(d)(3)(iii)(D) of the Treasury Regulations), with a delayed commencement for the restricted portion of the benefit (subject to other applicable qualification requirements, such as Sections 411(a)(11) and 401(a)(9) of the Code).

(b)     Plan Amendments Increasing Liability for Benefits. No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the adjusted funding target attainment percentage for the Plan Year is:

(1)     less than 80 percent; or

(2)     80 percent or more, but would be less than 80 percent if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage.

The limitation set forth in this Section 1(b) does not apply to any amendment to the Plan that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment.

Section 2.     Limitations Applicable If the Plan’s Adjusted Funding Target Attainment Percentage Is Less Than 60 Percent. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 60 percent (or would be less than 60 percent to the extent described in Section 2(b) below), then the limitations in this Section 2 apply.

(a)     Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an Annuity Starting Date on or after the applicable Section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment. The limitation set forth in this Section 2(a) does not apply to any payment of a benefit which under Section 1(a)(11) of the Code may be immediately distributed without the consent of the Participant.

(b)     Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid. An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan Year shall not be paid if the adjusted funding target attainment percentage for the Plan Year is:

(1)     less than 60 percent; or

(2)     60 percent or more, but would be less than 60 percent if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is 100 percent.

(c)     Benefit Accruals Frozen. Benefit accruals under the Plan shall cease as of the applicable Section 436 measurement date. In addition, if the Plan is required to cease benefit accruals under this Section 2(c), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

Section 3.     Limitations Applicable If the Plan Sponsor Is In Bankruptcy. Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an Annuity Starting Date that occurs during any period in which the Plan Sponsor is a debtor in a case under Title 11, United States Code, or similar Federal or State law, except for payments made within a Plan Year with an Annuity Starting Date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. In addition, during such period in which the Plan Sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. The limitation set forth in this Section 3 does not apply to any payment of a benefit which under Section 411(a)(11) of the Code may be immediately distributed without the consent of the Participant.

Section 4.     Provisions Applicable After Limitations Cease to Apply.

(a)     Resumption of Prohibited Payments. If a limitation on prohibited payments under Section 1(a), Section 2(a), or Section 3 applied to the Plan as of a Section 436 measurement date, but that limit no longer applies to the Plan as of a later Section 436 measurement date, then that limitation does not apply to benefits with Annuity Starting Dates that are on or after that later Section 436 measurement date. In addition, after the Section 436 measurement date on which the limitation on prohibited payments under Section 1(a) ceases to apply to the Plan, any Participant or Beneficiary who had an Annuity Starting Date within the period during which that limitation applied to the Plan is permitted to make a new election (within 90 days after the Section 436 measurement date on which the limit ceases to apply or, if later, 30 days after receiving notice of the right to make such election) under which the form of benefit previously elected is modified at a new Annuity Starting Date to be changed to a single sum payment for the remaining value of the Participant or Beneficiary’s benefit under the Plan, subject to the other rules in this section of the Plan and applicable requirements of Section 401(a) of the Code, including spousal consent. In addition, after the Section 436 measurement date on which the limitation on prohibited payments under Section 2(a) ceases to apply to the Plan, any Participant or Beneficiary who had an Annuity Starting Date within the period during which that limitation applied to the Plan is permitted to make a new election (within 90 days after the section 436 measurement date on which the limit ceases to apply or, if later, 30 days after receiving notice of the right to make such election) under which the form of benefit previously elected is modified at a new Annuity Starting Date to be changed to a single sum payment for the remaining value of the Participant’s or Beneficiary’s benefit under the Plan, subject to the other rules in this Section of the Plan (including Section 1(a)) and applicable requirements of Section 401(a) of the Code, including spousal consent.

(b)     Resumption of Benefit Accruals. If a limitation on benefit accruals under Section 2(c) applied to the Plan as of a Section 436 measurement date, but that limitation no longer applies to the Plan as of a later Section 436 measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later Section 436 measurement date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulation 29 CFR Section 2530.204-2(c) and (d). In addition, benefit accruals that were not permitted to accrue because of the application of Section 2(c) shall be restored when that limitation ceases to apply if the continuous period of the limitation was 12 months or less and the Plan’s enrolled actuary certifies that the adjusted funding target attainment percentage for the Plan Year would not be less than 60 percent taking into account any restored benefit accruals for the prior Plan Year.

(c)     Shutdown and Other Unpredictable Contingent Event Benefits. If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of Section 2(b), but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Section 1.436-1(g)(5)(ii)(B) of the Treasury Regulations), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to Section 2(b)). If the unpredictable contingent event benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit.

(d)     Treatment of Plan Amendments That Do Not Take Effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of Section 1(b) or Section 2(c), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Section 1.436-1(g)(5)(ii)(C) of the Treasury Regulations), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.

Section 5.     Notice Requirement. The Plan Administrator shall provide a written notice in accordance with Section 101(j) of ERISA to Participants and beneficiaries within 30 days after certain specified dates if the Plan has become subject to a limitation described in Section 1(a), Section 2, or Section 3.

Section 6.     Methods to Avoid or Terminate Benefit Limitations. Section 436(b)(2), (c)(2), (e)(2), and (f) of the Code and Section 1.436-1(f) of the Treasury Regulations shall govern employer contributions and other methods to avoid or terminate the application of the limitations set forth in Sections 1 through 3 for a Plan Year. In general, the methods the Plan Sponsor may use to avoid or terminate one or more of the benefit limitations under Sections 1 through 3 for a Plan Year shall include employer contributions and elections to increase the amount of plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan.

Section 7.     Special Rules.

(a) Rules of Operation for Periods Prior to and After Certification of Plan’s Adjusted Funding Target Attainment Percentage.

(1)     In General. Section 436(h) of the Code and Section 1.436-1(h) of the Treasury Regulations set forth a series of presumptions that shall apply (1) before the Plan’s enrolled actuary issues a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year and (2) if the Plan’s enrolled actuary does not issue a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary issues a range certification for the Plan Year pursuant to Section 1.436-1(h)(4)(ii) of the Treasury Regulations but does not issue a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year). For any period during which a presumption under Section 436(h) of the Code and Section 1.436-1(h) of the Treasury Regulations applies to the Plan, the limitations under Sections 1 through 3 shall apply to the Plan as if the adjusted funding target attainment percentage for the Plan Year were the presumed adjusted funding target attainment percentage determined under the rules of Section 436(h) of the Code and Section 1.436-1(h)(1), (2), or (3) of the Treasury Regulations. These presumptions are set forth in Section 7(a)(ii) though (iv).

(2)     Presumption of Continued Underfunding Beginning First Day of Plan Year. If a limitation under Section 1, 2, or 3 applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date Section 7(a)(iii) or Section 7(a)(iv) applies to the Plan:

(i)     the adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the adjusted funding target attainment percentage in effect on the last day of the preceding Plan Year; and

(ii)     the first day of the current Plan Year is a Section 436 measurement date.

(3)     Presumption of Underfunding Beginning First Day of 4th Month. If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the 4th month of the Plan Year and the Plan’s adjusted funding target attainment percentage for the preceding Plan Year was either at least 60 percent but less than 70 percent or at least 80 percent but less than 90 percent, or is described in Section 1.436-1(h)(2)(ii) of the Treasury Regulations, then, commencing on the first day of the 4th month of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date Section 7(a)(iv) applies to the Plan:

(i)     the adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the Plan’s adjusted funding target attainment percentage for the preceding Plan Year reduced by 10 percentage points; and

(ii)     the first day of the 4th month of the current Plan Year is a Section 436 measurement date.

(4)     Presumption of Underfunding On and After First Day of 10th Month. If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary has issued a range certification for the Plan Year pursuant to Section 1.436-1(h)(4)(ii) of the Treasury Regulations but has not issued a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year), then, commencing on the first day of the 10th month of the current Plan Year and continuing through the end of the Plan Year:

(i)     the adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be less than 60 percent; and

(ii)     the first day of the 10th month of the current Plan Year is a Section 436 measurement date.

(b)     New Plans, Plan Termination, Certain Frozen Plans, and Other Rules.

(1)     First 5 Plan Years. The limitations in Section 1(b), Section 2(b), and Section 2(c) do not apply for the first 5 Plan Years of the Plan, determined under the rules of Section 436(i) of the Code and Section 1.436-1(a)(3)(i) of the Treasury Regulations.

(2)     Plan Termination. The limitations on prohibited payments in Section 1(a), Section 2(a), and Section 3 do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this Section of the Plan do not cease to apply as a result of termination of the Plan.

(3)     Exception to Limitations on Prohibited Payments Under Certain Frozen Plans. The limitations on prohibited payments set forth in Sections 1(a), 2(a), and 3 do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participants. This Section 7(b)(iii) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.

(4)     Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability. During any period in which none of the presumptions under Section 7(a) apply to the Plan and the Plan’s enrolled actuary has not yet issued a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year, the limitations under Section 1(b) and Section 2(b) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with the rules of Section 1.436-1(g)(2)(iii) of the Treasury Regulations.

(c)     Special Rules Under PRA 2010.

(1)     Payments Under Social Security Leveling Options. For purposes of determining whether the limitations under Section 1(a) or 2(a) apply to payments under a social security leveling option, within the meaning of Section 436(j)(3)(C)(i) of the Code, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Section 436(j)(3) of the Code and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service.

(2)     Limitation on Benefit Accruals. For purposes of determining whether the accrual limitation under Section 2(c) applies to the Plan, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Section 436(j)(3) of the Code (except as provided under Section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).

(d)     Interpretation of Provisions. The limitations imposed by this Section of the Plan shall be interpreted and administered in accordance with Section 436 of the Code and Section 1.436-1 of the Treasury Regulations.

Section 8.     Definitions. The definitions in the following Treasury Regulations apply for purposes of Sections 1 through 7: Section 1.436-1(j)(1) defining “adjusted funding target attainment percentage”; Section 1.436-1(j)(2) defining “Annuity Starting Date”; Section 1.436-1(j)(6) defining “prohibited payment”; Section 1.436-1(j)(8) defining “Section 436 measurement date”; and Section 1.436-1(j)(9) defining an “unpredictable contingent event” and an “unpredictable contingent event benefit”.

Section 9.     Effective Date. The rules in Sections 1 through 8 are effective for Plan Years beginning after December 31, 2007.